TAMARACK FUNDSTM

Tamarack Prime Money Market Fund

Tamarack U.S. Government Money Market Fund

Tamarack Tax-Free Money Market Fund

Tamarack Institutional Prime Money Market Fund

Tamarack Institutional Tax-Free Money Market Fund (the “Money Market Funds”)

Supplement dated November 21, 2008 to the

Money Market Funds Prospectus dated January 28, 2008, as revised on May 1, 2008 and

Money Market Funds Statement of Additional Information dated January 28, 2008

Effective November 21, 2008:

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Shares of the Tamarack Prime Money Market Fund, the Tamarack U.S. Government Money Market Fund and the Tamarack Tax-Free Money Market Fund will no longer be offered through the Money Market Funds prospectus dated January 28, 2008, as revised on May 1, 2008 and the Money Market Funds Statement of Additional Information dated January 28, 2008, but instead will be offered through a separate prospectus and statement of additional information dated November 21, 2008.

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References to the Statement of Additional Information in the Money Market Funds Prospectus dated January 28, 2008, as revised on May 1, 2008 refer to the Money Market Funds Statement of Additional Information dated November 21, 2008.

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Tamarack Distributors Inc. will be the principal underwriter for shares of the Tamarack Institutional Prime Money Market Fund and Tamarack Institutional Tax-Free Money Market Fund. References to the Distributor in the Money Market Funds Prospectus dated January 28, 2008, as revised on May 1, 2008 and the Money Market Funds Statement of Additional Information dated January 28, 2008 will refer to Tamarack Distributors Inc.

Tamarack Institutional Tax-Free Money Market Fund

The Board of Trustees voted by unanimous written consent, dated September 12, 2008, to approve changing the time the Institutional Tax-Free Money Market Fund performs its initial calculation of net asset value from 1:00 p.m. Eastern time to 3:30 p.m. Eastern time.

Effective November 21, 2008, the sub-sections “How NAV is Calculated for the Prime, U.S. Government, Tax-Free, and Institutional Tax-Free Money Market Funds and “How NAV is Calculated for the Institutional Prime Money Market Fund” under the “Shareholder Information” section of the Money Market Funds prospectus are deleted and replaced with the following:

How NAV is Calculated

The Funds normally calculate their share prices twice daily, at 3:30 p.m. Eastern time and at the close of each business day, or 4:00 p.m. Eastern time, whichever is earlier, on days that the primary trading markets for the Funds’ portfolio instruments are open. A Fund’s share price is its net asset value (“NAV”) per share, which is the value of the Fund’s net assets divided by the number of its outstanding shares. Each Fund seeks to maintain a stable NAV of $1.00 per share.

A purchase order for shares is priced at the NAV next calculated after your order is received in good order by the Fund or its agent, including any special documentation that may be required in certain circumstances, and the form of payment has been converted to federal funds. A purchase that is received before 3:30 p.m. Eastern time would be priced at the NAV calculated at 3:30 p.m. and would be eligible to receive dividends declared on that day. A purchase order that is received after 3:30 p.m. Eastern time but prior to the close of the business day would be priced at the NAV calculated at the close of the business day and would be eligible to receive dividends declared on the next business day. For further information, see “Introduction to Purchases” in the “Purchasing and Selling Your Shares” section.

Your order for redemption (sale) or exchange of shares is priced at the NAV next calculated after your order is received in good order by the Fund or its agent, including any special documentation that may be required in certain circumstances. For example, a redemption order received before 3:30 p.m. Eastern time would be priced at the NAV calculated at 3:30 p.m. A redemption order that is received after 3:30 p.m. Eastern time but prior to the close of the business day would be priced at the NAV calculated at the close of the business day. For further information, see “Introduction to Redemptions (Sales)” in the “Purchasing and Selling Your Shares” section.

Generally, you may purchase, redeem, or exchange shares of the Funds on any day when the New York Stock Exchange (“NYSE”) is open. Purchases, redemptions, and exchanges may be restricted in the event of an early or unscheduled close of the NYSE. Even if the NYSE is closed, the Funds may accept purchase, redemption, and exchange orders on those days when the primary trading markets for the Funds’ portfolio instruments are open, and the Funds’ management believes there is an adequate market to meet purchase, redemption, and exchange requests.

Please contact Tamarack Funds Trust at 1-800-422-2766 for more information. For clients of RBC Wealth Management, please call 1-866-763-3728 or your investment representative.